Exhibit 10.1

                                   AGREEMENT


                           BY AND BETWEEN THE PARTIES

                                October 11, 2005

Legacy Mining Ltd., a Nevada Company with offices at Suite 806, 1288 Alberni, Vancouver, British Columbia, Canada, V6E 4N5, being represented by Carlton Parfitt, Director, hereinafter "LGMN".

                                      AND

Golden Spirit Gaming Ltd., a Delaware Company with offices at Suite 806, 1288 Alberni, Vancouver, British Columbia, Canada, V6E 4N5, being represented by Robert Klein, Director, hereinafter "GSGL".


                                   RECITALS:

Legacy Mining Ltd. Is a reporting Company, which is currently not trading, but intends to be trading on the Bulletin Board in the United States of America Public Markets in early 2006. LGMN is desirous of acquiring an asset to work with and increase in value for the benefit of its shareholders. GSGL is the owner of mineral assets in the form of certain State of Alaska Mining Claims (claims), shown on Exhibit "A", on and around Ester Creek, which is located on the mineralized earthen dome structure called Ester Dome, some 8 miles north and west of Fairbanks, Alaska. GSGL will transfer its ninety-percent (90%) ownership in the claims, and LGMN agrees to acquire and take full responsibility for the claims for the purpose of increasing the claims value. It is understood that the claims listed in Exhibit "B" and Exhibit "C" are the claims to be acquired. In addition, it is understood that the claims in Exhibit "B" are subject to a 10% retained interest belonging to Ester Creek Gold Company ("Ester"), a Private Nevada corporation controlled by the Bergman family with a records office located at 1060 South Main St., Suite #12, Brigham City, Utah, 84302. The ten-percent (10%) retained interest of "Ester" in the claims is non-assessable, meaning that LGMN cannot make a funds call to Ester for any reason whatsoever and cannot for any reason reduce the ten-percent (10%) retained interest. Further, it is understood that the claims in Exhibit "C" are subject to a 10% retained interest belonging to Lee Holland ("Holland"), a resident of Alaska, with a mailing address at HC 33, Box 32940, Nenana, Alaska, 99760. The ten-percent (10%) retained interest of "Holland" in the claims is non-assessable, meaning that LGMN cannot make a funds call to Holland for any reason whatsoever and cannot for any reason reduce the ten-percent (10%) retained interest.

UNDER THE TERMS AND CONDITIONS AS FOLLOWS:

(1) LGMN will issue GSGL, 750,000 shares of LGMN treasury stock; which stock will be classified as being under rule 144 of the Securities Exchange Commission for a period of one year, with trading restrictions under rule 144 for another year.

(2) The ten-percent (10%) retained interest of Ester in the Exhibit "B" claims and the ten-percent (10%) retained interest of Holland in the Exhibit "C" claims will continue under the same terms and conditions of this agreement.

(3) LGMN will prepare and submit all required paperwork for yearly mining claim Assessment Work, State of Alaska fees for each claim, State of Alaska Mining Permits, State of Alaska Exploration Permits, State of Alaska Water Rights Permits, State of Alaska Reclamation programs and yearly reportable mining tax forms, etc., and any other paperwork that may be required by the local, State of Federal governments. LGMN will pay the actual fees as required by a check made out to the proper government office to be submitted with the paperwork prepared by LGMN. Fees for the years 2004/2005 came due as of September 1, 2005. Fees are anticipated at $650.00 and duplicate filing fees of $1.00 per page. These fees are paid each year after the State of Alaska sends out the bill at the end of August of each year. They should be paid by the end of October each year.

(4)The State of Alaska requires that work must be performed on the claims each year before the 1st of September and recorded at the mining office. LGMN will
   be responsible to insure that this assessment work is accomplished.   Mining
   Claim assessment work basically consists of performing a minimum of $100.00 worth of work, per claim, per year before the 1st day of September. Assessment work can be Labor, Equipment time, sampling, basically anything that improves the claims.

(5) In the event that LGMN does not perform the required assessment work on the claims by or before August 1st of any year, both Ester and Holland reserves the right to perform that work on their claims under Alaska State Law. And if LGMN does not pay the required fees by the State of Alaska on or before October 20th of any year, both Ester and Holland reserves the right to pay the fees under Alaska State Law.

(6) In the event LGMN decides to abandon the claims listed in

 Exhibits "B" and "C", both Ester and Holland will have the first right to buy back their respective claims from LGMN.

(7) LGMN agrees to conduct itself concerning the claims in a manner as to not cause the claims to suffer any undue legal or other undesirable problems.

(8) LGMN agrees to expand the claims boundaries and make any new claims a part of this agreement, as might be necessary, to protect the rights of Ester and Holland and the LGMN shareholders.

(9) The parties both LGMN and GSGL agree that time is of the essence in all particulars of this agreement.

(10) The parties both LGMN and GSGL agree that this agreement can be expanded by mutual consent upon the terms and conditions herein.

(11) The parties agree that this agreement constitutes the entirety of the agreement between parties and any other agreements either verbal or written are of no consequence concerning this agreement other than some particular consultants/finder's fees which apply and are understood by the principal parties.


Signed and agreed this 11th day of October, 2005 by the parties,

/s/: Carton Parfitt
---------------------------
Carlton Parfitt for Legacy Mining Ltd.


/s/: Robert Klein
-----------------------------------------
Robert Klein for Golden Spirit Minerals Ltd.


Exhibti A- MAP
-----------------------------------------------------


                                 Exhibit B


ESTER CREEK GOLD MINING CLAIMS
Main Ester Creek Drainage Claims

ADL	NUMBER 	CLAIM NUMBER	     STATE FEE
-----------------------------------------------
AD1.	574100	  NB 2	                55.00

ADL	574101    NB 3    	        55.00

ADL	579153	NO SECOND CHANCE 3	55.00

ADL	579154	NO SECOND CHANCE 4	55.00

ADL	579155	NO SECOND CHANCE 5	55.00

ADL	559257	K B ROSANA GREEN FRAC	55.00

ADL	559258	K B ROSANA GREEN 4	55.00

ADL	559259	N B  1            	55.00

ADL	559260	ROBERT JOHN 2    	55.00

ADL	559261	ROBERT JOHN 3	        55.00

ADL	559262	DO  1	                55.00

ADL	559263	DO 2	                55.00

ADL	559264	DG 3	                55.00

ADL	574841	KB A	                55.00

ADL	574842	KB B	                55.00

ADL	57S327	NB 4	                55.00

ADL	575328	NB 5	                55.00

ADL	575329	NB 6 (HOT DOG)	        55.00

ADL	575330	NB 7 (HOT DOG)	        55.00

ADL	575331	NB 8 (HOT DOG)	        55.00

ADL     575332	NB 9 (HOT DOG)	        55.00

ADL	586182	STOLEN  1	        55.00

ADL	586183	STOLEN 2	        55.00


Exposed Hard Rock Vein, Claims presently in Dispute (with court ruling)

ADL	NUMBER 	CLAIM NUMBER	     STATE FEE
-------------------------------------------------
ADL     579151  No. Second Chance 1    55.00

ADL     579152  No. Second Chance 2    55.00

ADL     579326  No. Second Chance 6    55.00


                         ESTER CREEK GOLD MINING CLAIMS

Mining Claims Under the Two-Year Prospect Rule of Alaska

	API.                      NUMBER
-------------------------------------------
NOT ASSIGNED	                 E M #5 A
	                         E M IK B
	                         E M Hi C
	                         E M #5 D

NOT ASSIGNED            	 E M #7 A
                                 E M #7 B
	                         E Mill C
	                         E M #7 D

NOT ASSIGNED	                 E M #13 A
	                         E M #13 B
 	                         E M #13 C
	                         E M #13 D

NOT ASSIGNED	                 E M #15 A
 	                         E M #15 B
	                         E M #15 C
	                         E M #15 D

NOT ASSIGNED	                 E M #30 A
	                         E M #130 B
	                         E M #30 C
	                         E M #30 D

NOT ASSIGNED	                 E M #32 A
	                         E M #32 B
	                         E M #32 C
	                         E M #32 D

NOT ASSIGNED	                 E M #49 A
	                         E M #49 B
	                         E M #49 C
	                         E M #49 D

NOT ASSIGNED	                 E M 851 A
                                 E M #51 B
	                         E M #51 C
	                         E M #51  D
-------------------------------------------------------------

                           Exhibit C - Mining Names


ADL Number    Claim Name
--------------------------
559320	Second Chance 1
559321	Second Chance 2
559322	Second Chance 3
559324	Second Chance 4
559325	Second Chance 5